UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.     )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LogicMark, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

LogicMark

Notice of Annual Shareholder Meeting and Notice of Availability of Proxy Materials

You are receiving this notice as a shareholder of LogicMark, Inc. ("LogicMark"). You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on **Wednesday, December 20, 2023**.

GET INFORMED BEFORE YOU VOTE

View the Notice and Proxy Statement and Annual Report on Form 10-K online at https://investors.logicmark.com/financial-information/sec-filings or after you log-in to vote at https://stocktransfersolo.com/Vote OR you can request a physical copy of the materials by requesting prior to November 24, 2023. If you would like to request a physical copy of these materials, you may 1) send an email to logicmark@laurelhill.com or 2) call toll-free 1-888-742-1305. If sending an email, please include your name, proxy code, and security code (indicated below) in the subject line. **Unless requested, you will not receive a paper or email copy.**

HOW TO VOTE

- **To view the materials and to vote online, visit https://stocktransfersolo.com/Vote and enter:**

Proxy Code: 1015 Security Code:

- **Vote in Person at the Meeting**

  Please check the meeting materials for any special requirement for meeting attendance.
  At the meeting, you will need to request a ballot to vote these shares.

Notice is hereby given that an annual meeting will be held:

When:	Where:
December 20, 2023 1:00 PM Eastern Time	Sullivan & Worcester LLP 1633 Broadway 32nd Floor New York, NY 10019

Vote at https://stocktransfersolo.com/Vote.

THIS IS NOT A VOTABLE BALLOT.

This is an overview of the proposals being presented at the upcoming stockholder meeting.

Voting Items	Board Recommends
1. To elect six (6) members of the Company's board of directors (the "Board"), each to serve until the next annual meeting of the Company's stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal ("Proposal No. 1"); Nominees: 01) Chia-Lin Simmons; 02) Robert Curtis; 03) John Pettitt; 04) Barbara Gutierrez; 05) Thomas Wilkinson; 06) Carine Schneider	☑ For All
2. To consider and vote on a proposal to ratify the Board's selection of BPM LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2023 ("Proposal No. 2")	☑ For

NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.